                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)  December 15, 1999
                                                          -----------------

                      Paragon Auto Receivables Corporation
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


          333-63697                                   33-0780543
          ---------                                   ----------
   (Commission File Number)             (I.R.S. Employer Identification No.)

         27405 Puerta Real, Suite 200, Mission Viejo, California 92691
         -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (949) 348-8700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         The Registrant is filing its monthly Servicer's Certificate and Statement to Noteholders.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.


Exhibit No.    Document Description
-----------    --------------------


20.1 Servicer's Certificate and Statement to Noteholders, dated as of December 15, 1999.

                                       2
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARAGON AUTO RECEIVABLES CORPORATION
                                                      (Registrant)


   Dated:  December 30, 1999              By:  /s/ James E. Stublarec
                                            -----------------------------
                                         Name: James E. Stublarec
                                         Title: Assistant Secretary and
                                                Treasurer

                                       3
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                               INDEX TO EXHIBITS


Exhibit No.    Document Description
-----------    --------------------


20.1 Servicer's Certificate and Statement to Noteholders, dated as of December 15, 1999.

                                       4